UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 14, 2011

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800 Denver, CO	80202
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 8, 2011, DCT Industrial Trust Inc. (the “Company”) (NYSE: DCT) issued a press release announcing its financial results for the fourth quarter of 2010 (the “Press Release”). Selected financial results and related information of the Company from the Press Release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

*99.1	Selected financial and related information of the Company for the three months and fiscal year ended December 31, 2010.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

Date: February 14, 2011	By:	/s/ Philip L. Hawkins
	Name:	Philip L. Hawkins
	Title:	President and Chief Executive Officer